UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2022

BoxScore Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-165972	22-3956444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3275 S. Jones Blvd., Suite 104, Las Vegas, NV 89146

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 998-7962

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

BoxScore Brands, Inc. is referred to herein as the “Company”, “we”, “our”, or “us”.

Section 3- Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On August 23, 2022, the Board of Directors (the “Board”) of the Company authorized the issuance of fifty thousand (50,000) shares of the Series A Super Voting Preferred Convertible Stock (the “Series A Preferred”) pursuant to a Stock Purchase Agreement by and between the Company and Adam Lipson, a member of the Board of the Company, for the purchase price of Fifty Thousand Dollars ($50,000.00).

The Company relied upon an exemption from registration in accordance with Section 4(a)(2) of the Securities Act of 1933.

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 17, 2022, the Board of Directors unanimously voted to increase the number of Directors on the Board to seven (7). On the same date, the Board subsequently approved and appointed Mr. Justin Vorwerk as a Director, and Mr. Andrew Suckling as a Director for the Company.

Biographical Information

Mr. Justin Vorwerk has had a long and distinguished career in Finance and Capital Markets. Mr. Vorwerk has held positions as a Managing Director in Investment Banking with Goldman Sachs, The Royal Bank of Scotland, Deutsche Bank Securities, as well as Donaldson, Lufkin & Jenrette, and Credit Suisse, where he co-headed the Financial Sponsors Group. Mr. Vorwerk served as head of Investment Banking and Capital Markets at CRT Capital Group, where he structured debt and equity products and advised on Mergers and Acquisitions. Mr. Vorwerk holds an MBA from The University of Pennsylvania (Wharton) and attended Princeton University, where he earned a degree in Economics (AB).

Mr. Andrew Suckling has over 25 years’ experience in the commodity industry and is currently the Non-Executive Chairman of Cadence Minerals (AIM: KDNC), the Non-Executive Director of Macarthur Minerals (TSX-V: MMS, ASX: MIO) and a board member of the privately held company, IronMan Ltd. He began in 1994 as a trader on the London Metal Exchange, and subsequently became a founding partner, research analyst, and trader with the multibillion fund management group, Ospraie. Mr. Suckling is a graduate of Brasenose College, Oxford University, earning a BA (Hons) in Modern History in 1993 and an MA in Modern History in 2000.

Litigation

During the past ten years, none of the appointees have been the subject of the following events:

1. A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii) Engaging in any type of business practice; or

iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5. Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of:

i) Any Federal or State securities or commodities law or regulation; or

ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are currently no material plans, contracts, or other arrangements with the new appointees.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2022, the Company filed a designation of fifty thousand (50,000) shares of Series A Super Voting Preferred Convertible Stock, having a par value of $0.001 per share and a purchase price of $1.00 per share (the “Series A Preferred”). The Company was unable to confirm the acceptance of such Designation from the Secretary of State for the State of Delaware until August 23, 2022, due to Delaware’s filing process utilizing the United States Postal Service.

The Series A Preferred may vote on any action upon which holders of the Common Stock may vote, and they shall vote together as one class with voting rights equal to sixty percent (60%) of all of the issued and outstanding shares of Common Stock of the Company. The Series A Preferred shall automatically convert into shares of Common Stock upon the earlier of either a) the effectiveness of a Registration Statement under the Securities Act of 1933, or b) Twelve (12) months from the issuance of the Series A Preferred Stock at a ratio equal to the purchase prices per share of the Series A Preferred divided by $0.005. For more information regarding the Series A Preferred, please see Exhibit 3.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation from the State of Delaware dated August 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BoxScore Brand, Inc.
(Registrant)
Date: August 23, 2022
	By:	/s/ Sebastian Lux
	Name:	Sebastian Lux
	Title:	Chief Executive Officer

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